SECURITY EQUITY LIFE INSURANCE COMPANY
                              PROSPECTUS SUPPLEMENT
                              DATED JANUARY 7, 2000


This page supplements Security Equity Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.

On January 6, 2000, Metropolitan Life Insurance Company (MetLife) completed its acquisition of GenAmerica Corporation, the ultimate parent company of Security Equity Life Insurance Company. The acquisition of GenAmerica Corporation does not affect policy benefits or any other terms or conditions under your contract. Immediately following the transaction, Security Equity Life Insurance Company received financial and claims paying rating upgrades from three major rating agencies.

MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.